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                                                                 Exhibit 10.1(d)

                             ONE EQUITY PARTNERS LLC
                           320 Park Avenue, 18th Floor
                            New York, New York 10022

                                                          July 31, 2002


OEP Imaging Corporation
OEP Imaging Operating Corporation
c/o One Equity Partners LLC
320 Park Avenue, 18th Floor
New York, New York 10022

Ladies and Gentlemen:

          Reference is made to the Second Amended and Restated Asset Purchase Agreement dated as of July 3, 2002 (the "Asset Purchase Agreement") among OEP Imaging Corporation, a Delaware corporation (the "Purchaser"), Polaroid Corporation, a Delaware corporation ("Polaroid"), and the subsidiaries of Polaroid listed on the signature pages thereto (collectively, together with Polaroid, the "Sellers") pursuant to which the Sellers have agreed to sell to the Purchaser, and the Purchaser has agreed to purchase from the Sellers, substantially all of the assets and to assume certain liabilities of the Sellers.

          The purpose of this letter is to confirm our understanding with respect to the payment of a fee for financial advisory services (collectively, the "Services") provided by One Equity Partners LLC (the "Service Provider") to the Purchaser and OEP Imaging Operating Corporation (the "Operating Corporation") in connection with the transactions contemplated by the Asset Purchase Agreement. As consideration for the Services provided by the Service Provider in connection with the transactions contemplated by the Asset Purchase Agreement, the Purchaser and the Operating Corporation, jointly and severally, hereby agree to pay to the Service Provider, on the date hereof, a one-time fee in the amount of $4,500,000 in cash, and $750,000 in cash for expenses.

          This letter shall be treated as confidential and may not be used, circulated, quoted or otherwise referred to in any document, except with our written consent.

          If this letter correctly sets forth our understanding, please so indicate by signing in the space below and returning a copy to us.

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                                     Very truly yours,

                                     ONE EQUITY PARTNERS LLC


                                     By:   /s/ Charles F. Auster
                                        -----------------------------
                                        Name:  Charles F. Auster
                                        Title: Partner


Accepted and agreed this
31st day of July, 2002

OEP IMAGING CORPORATION

By:/s/ Charles F. Auster
   --------------------------------
   Name:  Charles F. Auster
   Title: President


OEP IMAGING OPERATING CORPORATION

By:   /s/ Charles F. Auster
   --------------------------------
   Name:  Charles F. Auster
   Title: President

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